JMP Securities Financial Services and Real Estate Conference October 1, 2013

Safe Harbor Statement NOTE: This presentation contains certain statements that are not historical facts and that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this presentation addressing expectations, assumptions, beliefs, projections, future plans, strategies, and events, developments that we expect or anticipate will occur in the future, and future operating results or financial condition are forward-looking statements. Forward-looking statements in this presentation may include, but are not limited to statements about projected future investment strategies and leverage ratios, future financial performance, the projected impact of NOL carryforwards, future dividends paid to shareholders, and future investment opportunities and capital raising activities. The words “will,” “believe,” “expect,” “forecast,” “anticipate,” “intend,” “estimate,” “assume,” “project,” “plan,” “continue,” and similar expressions also identify forward-looking statements. These forward-looking statements reflect our current beliefs, assumptions and expectations based on information currently available to us, and are applicable only as of the date of this presentation. Forward-looking statements are inherently subject to risks, uncertainties, and other factors, some of which cannot be predicted or quantified and any of which could cause the Company’s actual results and timing of certain events to differ materially from those projected in or contemplated by these forward-looking statements. Not all of these risks, uncertainties and other factors are known to us. New risks and uncertainties arise over time, and it is not possible to predict those risks or uncertainties or how they may affect us. The projections, assumptions, expectations or beliefs upon which the forward-looking statements are based can also change as a result of these risks and uncertainties or other factors. If such a risk, uncertainty, or other factor materializes in future periods, our business, financial condition, liquidity and results of operations may differ materially from those expressed or implied in our forward-looking statements. While it is not possible to identify all factors, some of the factors that may cause actual results to differ from historical results or from any results expressed or implied by our forward-looking statements, or that may cause our projections, assumptions, expectations or beliefs to change, include the following: the risks and uncertainties referenced in our Annual Report on Form 10-K for the year ended December 31, 2012 and subsequent filings with the Securities and Exchange Commission, particularly those set forth under the caption “Risk Factors”; our ability to find suitable reinvestment opportunities; changes in economic conditions; changes in interest rates and interest rate spreads, including the repricing of interest-earnings assets and interest-bearing liabilities; our investment portfolio performance particularly as it relates to cash flow, prepayment rates and credit performance; the cost and availability of financing; the cost and availability of new equity capital; changes in our use of leverage; the quality of performance of third-party service providers of our loans and loans underlying our securities; the level of defaults by borrowers on loans we have securitized; changes in our industry; increased competition; changes in government regulations affecting our business; regulatory actions, if any, taken in connection with an SEC review of certain sections of the Investment Company Act of 1940; government initiatives to support the U.S financial system and U.S. housing and real estate markets; financial condition and future operations of the GSEs; GSE reform or other government policies and actions; the impact of our ownership shift under Section 382 of the Internal Revenue Code on our use of our tax NOL carryforward; and our continued eligibility for inclusion in Russell Indexes and the materiality of the income taxes which may be due to the Company’s ownership of secur ities that generate excess inclusion income. 2

Market Snapshot Common Stock Preferred Stock NYSE Stock Ticker: DX DXPrA DXPrB Shares Outstanding: (as of 6/30/13) 55,173,392 2,300,000 2,250,000 Q3 Dividends per share: $0.27 $0.53125 $0.4765625 Dividend Yield: (annualized) 12.30% 8.66% 8.47% Share Price: $8.78 $24.53 $22.50 Market Capitalization: $484.42M $56.42M $50.63M Price to Book: (based on 6/30/13 Book Value) .98x - - (as of 9/25/13 unless otherwise noted) 3

Guiding Principles Our Mission Our Core Values •Generate dividends for shareholders •Manage leverage conservatively • Remain owner-operators • Maintain a culture of integrity and employ the highest ethical standards • Provide a strong risk management culture • Focus on long-term shareholder value while preserving capital Manage a successful public mortgage REIT with a focus on capital preservation and providing risk-adjusted returns reflective of a diversified, leveraged fixed income portfolio. 4

Summary of Results $10.31 $10.30 $8.94 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 $11.00 Q3-2012 Q4-2012 Q1-2013 Q2-2013 $10.50 $8.94 2.00% 1.93% 1.89% 1.75% 0.00% 0.50% 1.00% 1.50% 2.00% Q3-2012 Q4-2012 Q1-2013 Q2-2013 13.5% 13.0% 13.0% 13.2% 0% 2% 4% 6% 8% 10% 12% 14% Q3-2012 Q4-2012 Q1-2013 Q2-2013 (1) Dividends and Earnings Per Common Share Net Interest Spread Book Value Per Common Share Return on Average Common Equity $0.29 $0.29 $0.29 $0.29 $0.27 $0.34 $0.34 $0.34 $0.34 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 Q3-2012 Q4-2012 Q1-2013 Q2-2013 Q3-2013 Dividend per Share EPS (1) (1) Calculated using an adjusted net income to common shareholders figure that excludes $11.0 million related to long-term interest rate swaps added during the quarter for which the Company did not elect hedge accounting. See slide 19 for a reconciliation of this non-GAAP financial measure to a measure calculated in accordance with GAAP. 5

Diversified Business Model Hybrid MREIT Commercial MREIT Agency MREIT Non-Agency MREIT DX Our portfolio is designed to perform in multiple market environments 6

Investment Thesis Short Duration High Quality Diversified Low Leverage More predictable cash flows with limited extension risk and curve roll down Highly rated assets and solid credit fundamentals RMBS/CMBS; Agency/Non- Agency; High Coupon/Low Coupon; IO’s Leverage target of ~6x, maximum 7x 7

Risk Management •Duration target of 0.5 to 1.5 years •Derivatives to economically hedge interest rate risk •Invest in credit assets which should increase in value as rates rise •Emphasize short duration assets and more predictable cash flows Interest Rate/Extension Risk •CMBS investments with call protection •RMBS specified pools with diversity of prepayment risk Prepayment Risk •92% of investment portfolio is AAA -rated*at June 30, 2013 •Current credit risk is multifamily centric Credit Risk •Portfolio construction and long-term portfolio strategy Spread Risk •Diversify repurchase agreement counterparties and maintain low leverage •Maintain sufficient unencumbered liquidity to meet expected risk events •$29.3 million of cash and cash equivalents, $124.4 million of unpledged Agency MBS at June 30, 2013 Liquidity Risk Key Risk Strategy *Agency MBS are considered AAA -rated as of the date presented. 8

Extension Risk (as of June 28, 2013) 0 2 4 6 8 10 12 14 16 FN 30 year FNCI 15 year FN 5/1 ARM 15 CPR/CPB 2 CPR/CPB Average Life (years) Price Coupon WAC Speed Average Life Average Life Extension FN 30yr $97-21 3.00% 3.60% 15 CPR 2 CPR 5.34 years 14.30 years ~9 years FNCI 15yr $100-15 2.50% 3.025% 15 CPR 2 CPR 4.08 years 7.24 years ~3 years FN 5/1 ARM $100-31 1.896% 2.52% 15 CPB 2 CPB 3.20 years 4.32 years ~1 year 9

Investment Capital Allocation (as of indicated period end) 40% 50% 56% 62% 61% 59% 60% 50% 44% 38% 39% 41% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2009 2010 2011 2012 1Q2013 2Q2013 39% 64% 68% 75% 76% 77% 61% 36% 32% 25% 24% 23% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2009 2010 2011 2012 1Q2013 2Q2013 CMBS vs. RMBS Agency vs. Non-Agency 10

Investment Portfolio (as of June 30, 2013) Portfolio Expected Maturity/Reset Distribution 24% 35% 39% 2% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 0-36 37-84 85-119 >120 Months to Maturity/Reset Credit Quality AAA 92% AA 1% A 6% Below A 1% *Agency MBS are considered AAA-rated. 11

Portfolio Performance 23.20% 22.0% 21.5% 20.9% 21.0% 19.3% 19.0% 18.7% 18% 19% 20% 21% 22% 23% 24% Q2-2013Q1-2013Q4-2012Q3-2012 Agency Total portfolio March 31, 2013 Agency Non-Agency Portfolio Agency Non-Agency Portfolio 2.43% 5.39% 2.86% 2.60% 5.39% 3.04% (0.91%) (2.45%) (1.11%) (0.93%) (2.58%) (1.15%) 1.52% 2.94% 1.75% 1.67% 2.81% 1.89% Investment Yield Cost of funds Net interest spread June 30, 2013 Net Interest Spread (quarter ended) Prepayment Performance 5.8x 5.4x 6.1x 6.1x 5.9x 6.3x 6.8x 15.6% 14.7% 14.3% 13.6% 13.0% 13.0% 13.2% 3% 6% 9% 12% 15% 18% 0 1 2 3 4 5 6 7 8 Q4- 2011 Q1- 2012 Q2- 2012 Q3- 2012 Q4- 2012 Q1- 2013 Q2- 2013 Leverage and ROE (for the period ended June 30, 2013) (1) Calculated using an adjusted net income to common shareholders figure that excludes $11.0 million related to long-term interest rate swaps added during the quarter for which the Company did not elect hedge accounting. See slide 19 for a reconciliation of this non-GAAP financial measure to a measure calculated in accordance with GAAP. (1) 12

Q2 2013 Market Environment and Impact • Psychological shift by fixed income investors in reaction to a perceived earlier than expected exit by the Fed from QE3 • Led to a technical sell-off globally in fixed income assets with interest rates substantially higher and spreads materially wider • However, economic fundamentals did not materially change during this period and the future economic picture remains unclear • The combination of higher interest rates and wider credit spreads resulted in an increase in investment yields by as much as 150-200 basis points in certain sectors • Increased market volatility also led to a supply-demand imbalance exacerbated by Wall Street’s reduced capacity to commit capital • Mortgage cash flows significantly extended in the fixed rate sector • These factors combined caused material declines in fixed income values 13

Impact of Environment on DX • Due mainly to spread widening, book value declined by $1.56 (15% decline versus prior quarter and 13% for the year) and leverage increased by 0.5x – An estimated 68%, or $1.06, of the decline was due to wider credit spreads and 32%, or $0.50, due to higher interest rates, which represented 4.7% of book value at March 31st • Minor portfolio adjustments were required as a result of already low target leverage and short duration portfolio – Sold $154.6 million in assets for net gain of $2.0 million • Proactive hedging helped to reduce duration and exposure to higher interest rates during the quarter – Continue to add hedges into the third quarter to reduce exposure to higher interest rates • Adopted fair value accounting for interest rate hedges to better manage the maturities of our financing • Maintained risk discipline, especially leverage management $1.06 $0.50 $0.00 $0.50 $1.00 $1.50 BV per share change Credit spreads Interest rates 14

Credit Spread Changes (as of September 18, 2013) Assets 2Q13 Current Change 2 year vs. 10 year UST spread 218 237 19 Hybrid ARM 5/1 (2.0% coupon) spread to UST 45 40 -5 Hybrid ARM 10/1 (2.5% coupon) spread to UST 75 98 23 Agency CMBS spread to UST 92 70 -22 ‘A’-rated CMBS spread to UST 287 255 -32 CMBS IO spread to Swaps 200 175 -25 IG Index spread to UST 165 163 -2 HY Index spread to UST 537 518 -19 CMBX.NA.A.6 (2012 ‘A’-rated) 254 250 -4 Note: Amounts represent basis point spread to benchmark as noted. Source: JP Morgan 15

DX Strategy • We have taken a more defensive posture in our portfolio, but our general portfolio structure remains the same – Since June 30, we have sold $141.2 million in investments and added $1.3 billion in Eurodollar hedges on a swap equivalent basis • Our investment portfolio is constructed to perform in a variety of market environments – Limited extension risk – Portfolio shock absorbers against continued uncertain environment • Investments rolling down the curve • Slowing prepayment rates • Spreads should be supported by demand for short duration assets, improving credit fundamentals, and/or supply technicals • Risk management will remain a focus – leverage and liquidity will be key considerations in a volatile environment • We changed our liability structure after the discontinuation of hedge accounting 16

Opportunities • The macro environment of lower short term rates and a steeper yield curve provides an attractive environment for mREITS to generate income • However, market volatility is generating additional costs related to increased hedging/risk management activities • Longer-term, we see opportunities for credit investments in both residential and commercial assets and in markets currently dominated by the Fed/GSE’s • Return on equity opportunities are lower versus several years ago, however there are still opportunities to generate attractive risk-adjusted returns 17

Managing for the Long-Term (as of June 30, 2013) 4.6% 17.0% 25.3% 54.6% 71.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 1 Year 2 Year 3 Year 4 Year 5 Year Historical Economic Return to Common Shareholders 18

APPENDIX 19

Non-GAAP Financial Measures This presentation includes certain financial measures – adjusted diluted earnings per common share and adjusted annualized return on average common equity – that are not presented in accordance with generally accepted accounting principles, or GAAP. These non-GAAP financial measures have been calculated using an adjusted net income to common shareholders figure that excludes $11.0 million related to long-term interest rate swaps added during the quarter for which the Company did not elect hedge accounting. Management believes these non-GAAP financial measures are useful to investors because they enhance comparability between the periods presented in this presentation. These non-GAAP financial measures should not be considered as alternatives to, or in isolation from, GAAP measures, and may be calculated differently from, and therefore may not be comparable to, similarly titled measures used at other companies. Below are reconciliations to the most directly comparable financial measures calculated in accordance with GAAP. $ in thousands, except per share amounts Three Months Ended June 30, 2013 Net income to common shareholders (GAAP) $ 29,442 Items excluded: Income related to long-term interest rate swaps added during the three months ended June 30, 2013for which the Company did not elect hedge accounting 11,009 Adjusted net income to common shareholders (non-GAAP) $ 18,443 Diluted earnings per common share (GAAP) $ 0.54 Items excluded: Income per share related to long-term interest rate swaps added during the three months ended June 30, 2013for which the Company did not elect hedge accounting 0.20 Adjusted diluted earnings per common share (non-GAAP) $ 0.34 Average Common Equity $ 560,447 Return on Average Common Equity (GAAP) 21.0% Adjusted Return on Average Common Equity (non-GAAP) 13.2% 20

Capital Allocation (as of June 30, 2013) 21

22 Selected Financial Highlights (as of and for the quarter ended) 22

Dynex vs. Other Yield Vehicles Dividend Yield Source: SNL, market data as of 7/30/13. Note: Agency MREITs include NLY, AGNC, HTS, CYS, CMO, ANH, ARR and WMC. Hybrid MREITs include CIM, MFA, TWO, IVR, MTGE, DX, AMTG, EFC, MITT and NYMT. Non-Agency MREITs include RWT and PMT. Comm MREITs include NCT, NRF, SFI, RSO, LSE, RAS, GKK, ABR, STWD, CXS, CLNY, ARI, and ACRE. BDCs include ACAS, MAIN, TCAP, HTGC, MCGC, KCAP, ARCC, PSEC, AINV, SLRC, FSC, BKCC, TICC, GBDC, TCPC, MCC, MVC, TCRD, GLAD, GAIN, SUNS, HRZN, PFLT, TINY, TAXI and SAR 15.0% 14.6% 12.0% 9.0% 0.1% 8.5% 0.0% 5.0% 10.0% 15.0% Agency MREIT Hybrid MREIT DX BDC Comm MREIT Non-Agency MREIT 1.40x 1.18x 1.08x 1.02x 1.01x 0.96x 0.00x 0.20x 0.40x 0.60x 0.80x 1.00x 1.20x 1.40x 1.60x Non-Agency MREIT Comm MREIT BDC DX Hybrid MREIT Agency MREIT Price to Book Value 23

Investment Premium Allocation -$100 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2009 2010 2011 2012 1Q2013 2Q2013 M il li on s Premium (Discount), net - CMBS and loans Premium, net - RMBS and loans (as of end of period) 24

Prepayment Speeds versus Refinancing Index 0 5 10 15 20 25 30 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Hybrid ARMs/ARMs Total Agency Total Portfolio Dynex Portfolio CPRs MBA Refinancing Index Source: Bloomberg 25

CMBS: Why We Invest Explicit call protection: Lockout: No prepayments allowed Defeasance: Borrower cannot prepay the loan but may substitute US government collateral that replicates remaining cash flow stream Yield Maintenance: Borrower can prepay the loan by paying a penalty generally equal to present value of lost coupon relative to US treasury rates. Can result in higher rates of return than would have been realized otherwise Fixed Penalty: % of loan balance paid at time of prepayment Prepayment lockout 0-18 mos. Prepayment lockout 0-12 mos. Defeasance 18-114 mos. Yield Maintenance 0-114 mos. Fixed Penalty (8-7-6-5-4-3-2-1) 12-114 mos. 0 -6 M o n th Free Per iod No Pe nal ty 10 Years 26

CMBS v. RMBS CMBS – Explicit call protection – Short duration, predictable “bond like” cash flows – Predictability rolls down the curve – Complimentary cash flow profile to our RMBS investments – Opportunity for credit spread tightening RMBS – No explicit call protection – Implicit call protection through asset selection – Short duration, limited extension – Less predictable, but efficiently rolls down the curve 27

CMBS Portfolio (as of June 30, 2013) AAA, 75% AA, 3% A, 18% Below A, 4% Other 21% Multifamily 79% $109.6 $0.0 $0.0 $460.8 prior to 2000 2000-2005 2006-2008 2009 or newer Agency CMBS, $342.3 Agency CMBS IO, $550.2 Non- Agency CMBS, $439.8 Non- Agency CMBS IO, $130.6 Credit Quality Collateral Non-Agency Vintage Asset Type By year of origination $ in millions $ in millions Agency CMBS are considered AAA-rated as of the date presented. Includes CMBS IO securities. 28

Agency CMBS Performance Source: Freddie Mac Credit Volatility: Agency CMBS cash flow returns are leveraged to credit performance Agency CMBS are collateralized by multifamily cash flows Historical performance of Agency multifamily product has been exceptional 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% % 60 + D a y s Past D u e Freddie Multifamily Serious Delinquency Rate – 12/12 Freddie 29

CMBS Spreads Source: Company Data 30

Hybrid ARM Spreads



'5/1
'7/1
'10/1
(basis points)
0
20
40
60
80
100
120
140
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13

31

Volatility has increased Source: Bloomberg 1 year/10 year Swaption Volatility January 2006 – September 27, 2013 32

Rates have moved to a higher range Source: Bloomberg 10-Year Treasury Note Yield January 1, 2011 – September 27, 2013 33

Positive Multifamily Trend Multifamily Vacancies and Rents December 1999 – June 2013 Source: REIS, Barclays Research $0 $200 $400 $600 $800 $1,000 $1,200 0 1 2 3 4 5 6 7 8 9 Dec-99 Aug-01 Apr-03 Dec-04 Aug-06 Apr-08 Dec-09 Aug-11 Apr-13 Vacancy Rent (RHS, $ per unit) 34

Aggregate Agency CPRs

2002-2003 vs. 2011- 2013



70
60
50
% 40
30
20
10
0
Jun-02 Jul-02 Aug-02 Sep-02 Oct-02 Nov-02 Dec-02 Jan-03 Feb-03 Mar-03 Apr-03 May-03 Jun-03 Jul-03 Aug-03 Sep-03 Oct-03
FH ARM
FN ARM
FH FXD
FN FXD



35.0
30.0
25.0
% 20.0
15.0
10.0
5.0
0.0
Jan-11 Mar-11 May-11 Jul-11 Sep-11 Nov-11 Jan-12 Mar-12 May-12 Jul-12 Sep-12 Nov-12 Jan-13 Mar-13 May-13
FH ARM
FN ARM
FH FXD
FN FXD

Source: eMBS

35

Financing (as of June 30, 2013) Repurchase Agreements Financing Balance (1) WAVG Rate By collateral pledged: Agency $3,569,482 0.49% Non-Agency 479,344 1.34% Other 23,017 1.61% Total $4,071,843 0.60% By original maturity: (days) 0-30 $1,677,943 0.64% 31-60 1,121,607 0.69% 61-90 353,523 0.40% >90 918,770 0.48% Total $4,071,843 0.60% SWAPS(2) Maturity (mos.) Total Notional Balance WAVG Rate 0-12 $435,000 1.26% 13-36 390,000 1.99% 37-60 212,000 1.17% >60 605,000 1.76% Total $1,642,000 1.61% WAVG Maturity 47 months $ in thousands (1) Excludes $451 thousand of deferred fees related to 2-year committed financing facility (2) Effective June 30, 2013 all of the Company's interest rate swaps are designated as trading with all subsequent changes in fair value to be recognized in statement of income. 36

Hedge Accounting • Hedge accounting under GAAP restricts flexibility in managing repo and poses operational issues • We dropped hedge accounting effective at the end of the second quarter • Beginning in the 3rd quarter, changes in fair value of hedging instruments will be reported through Income versus Equity • No change from a tax point of view as these instruments will continue to be designated as hedges for tax purposes • Discontinuing hedge accounting will allow us more flexibility in managing our repo maturities 37

What is Roll-Down? • The Federal Reserve is in an easing mode, intent on keeping short rates low for a considerable amount of time. As a result the Treasury yield curve is exceptionally steep, meaning short-term rates are substantially lower than long-term rates. • The combination of these factors provides investors in well structured bonds and bonds with shorter maturity/reset dates with an opportunity to “roll down the curve”. • As a bond ages it will increase in price as it rolls down the curve. This occurs because the bond is valued at successively lower yields (due to the steepness of the yield curve) and thus potentially higher prices. Treasury Yield Curve 3 month 2 year 5 year 7 year 10 year 30 year (as of 7/30/2013) 0.038 0.315 1.39 2.025 2.611 3.683 3/1 5/1 7/1 10/1 Hybrid Arm 2.5% coupon $ 103.16 $ 102.22 $ 100.88 $ 98.75 38

Spread Risk • An asset’s “spread” is the market premium above a benchmark rate that reflects the relative riskiness of the asset versus the benchmark. • Spread risk is the uncertainty in pricing resulting from the expansion and contraction of the risk premium over the benchmark. • Spreads (and therefore prices) are impacted by the following factors: – Fundamentals: Probability of default, cash flow uncertainty – Technicals: Supply and demand for various assets – Psychology: Reflects the risk appetite of the market and the perceived riskiness of specific assets • Most mortgage REIT business models are inherently exposed to spread risk. At Dynex, we focus on all three aspects of spread risk. However, changes in pricing due to technicals and psychology are very difficult to predict. We manage spread risk over the long-term through portfolio construction. 39